UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010 (February 17, 2010)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1

Explanatory Note
     This Amendment No. 1 to Form 8-K is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (File No. 001-32599) filed by Williams Partners L.P. (the “Partnership”) on February 22, 2010 (the “Initial 8-K”) in connection with the consummation on February 17, 2010 of an asset contribution transaction with The Williams Companies, Inc. (“Williams”) that was announced on January 19, 2010 whereby the Partnership acquired the ownership interests in the entities that made up Williams’ Gas Pipeline and Midstream Gas & Liquids businesses (including its limited and general partner interests in Williams Pipeline Partners L.P., a publicly traded Delaware master limited partnership, but excluding its Canadian, Venezuelan and olefins operations, and a 25.5% interest in Gulfstream Natural Gas System, L.L.C.), to the extent not already owned by the Partnership and its subsidiaries (the “Contributed Entities” and such transaction, the “Contribution”).
     This Amendment No. 1 is being filed to provide the financial information regarding the Contributed Entities and the financial information satisfying the requirement to provide pro forma financial information relating to the Contribution required to be filed under Item 9.01 that was omitted from the Initial 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited financial statements as of December 31, 2008 and 2009 and for the years ended December 31, 2007, 2008 and 2009 for the Contributed Entities required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

Because the Contributed Entities were affiliates of Williams at the time of the acquisition, the Contribution will be accounted for as a combination of entities under common control, similar to a pooling of interests. As a result, the Contribution has been fully reflected in the supplemental consolidated financial statements and notes, which the Partnership previously filed in Exhibit 99.1 to the Partnership’s Current Report on Form 8-K (File No. 001-32599) filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2010, and are incorporated herein by reference to that filing.

(c)	None

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors, Ernst & Young LLP.

99.1	Financial statements for the Contributed Entities.

+99.2	Supplemental consolidated financial statements and notes of the Partnership (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K (File No. 001-32599) filed with the SEC on April 20, 2010).

+	Incorporated by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
	By:	Williams Partners GP LLC,
its General Partner

Date: April 20, 2010	By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors, Ernst & Young LLP.

99.1	Financial statements for the Contributed Entities.

+99.2	Supplemental consolidated financial statements and notes of the Partnership (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K (File No. 001-32599) filed with the SEC on April 20, 2010).

+	Incorporated by reference.